Earnings Release Presentation Q2 2026

ORGANIZATION NAME 2 Forward Looking Statements This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2025 Annual Report on Form 10-K and in any of the Company’s subsequent Securities and Exchange Commission filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time,the Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices, and management’s long-term performance goals, as well as statements relating to the anticipated effects on the Company's financial condition and results of operations from expected developments or events. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors and uncertainties, including the following: • economic conditions and events that affect the economy, housing prices, the job market and other factors that may adversely affect the Company’s liquidity and the performance of its loan portfolios, including an actual or threatened U.S. government shutdown, debt default or rating downgrade, particularly in the markets in which it operates; • negative effects suffered by us or our customers resulting from changes in U.S. or international trade policies; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period; • the financial success and economic viability of the borrowers of our commercial loans; • commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; • the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company’s allowance for credit losses; • inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio; • changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • the interest rate environment, including a prolonged period of low interest rates or rising interest rates, either broadly or for some types of instruments, which may affect the Company’s net interest income and net interest margin, and which could materially adversely affect the Company’s profitability; • competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products; • failure to identify and complete favorable acquisitions in the future or unexpected losses, difficulties or developments related to the Company’s recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions; • harm to the Company’s reputation; • any negative perception of the Company’s financial strength; • ability of the Company to raise additional capital on acceptable terms when needed; • disruption in capital markets, which may lower fair values for the Company’s investment portfolio; • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; • failure or breaches of our security systems or infrastructure, or those of third parties; • security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion and similar events or data corruption attempts and identity theft; • adverse effects on our information technology systems, or those of third parties, resulting from failures, human error or cyberattacks (including ransomware); Pending

ORGANIZATION NAME 3 Forward Looking Statements • adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors; • increased costs as a result of protecting our customers from the impact of stolen debit card information; • accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions; • ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • environmental liability risk associated with lending activities; • the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation; • losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the soundness of other financial institutions and the impact of recent failures of financial institutions, including broader financial institution liquidity risk and concerns; • the expenses and delayed returns inherent in opening new branches and de novo banks; • liabilities, potential customer loss or reputational harm related to closings of existing branches; • examinations and challenges by tax authorities, and any unanticipated impact of tax legislation; • changes in accounting standards, rules and interpretations, and the impact on the Company’s financial statements; • the ability of the Company to receive dividends from its subsidiaries; • the impact of the Company's transition from LIBOR to an alternative benchmark rate for current and future transactions; • a decrease in the Company’s capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies; • changes in laws, regulations, rules, standards and contractual obligations regarding data privacy and cybersecurity; • a lowering of our credit rating; • changes in U.S. monetary policy and changes to the Federal Reserve’s balance sheet, including changes in response to persistent inflation or otherwise; • regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment; • the impact of heightened capital requirements; • increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • delinquencies or fraud with respect to the Company’s premium finance business; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • the Company’s ability to comply with covenants under its credit facility; • fluctuations in the stock market, which may have an adverse impact on the Company’s wealth management business and brokerage operation; and • widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism, armed hostilities and pandemics), and the effects of climate change could have an adverse effect on the Company’s financial condition and results of operations, lead to material disruption of the Company’s operations or the ability or willingness of clients to access the Company’s products and services. Therefore, there can be no assurances that future actual results will correspond to any forward-looking statements. The reader is cautioned not to place undue reliance on any forward-looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations. Pending

ORGANIZATION NAME 4 • Record net income of $461.1 million or $6.52 per diluted common share, for the first six months of 2026, compared to net income of $384.6 million, or $5.47 per diluted common share for the same period of 2025 • Record June 2026 year-to-date net interest income of $1.2 billion was driven by strong earning asset growth • Wintrust's tangible book value per common share (non-GAAP) increased to $92.13 as of June 30, 2026. Tangible book value per common share (non-GAAP) has increased every year since Wintrust became a public company in 1996 • Total deposits increased by approximately $5.3 billion, or 10% compared to June 30, 2025, and was driven by our diversified deposit product offerings Pre-Tax, Pre-Provision1 June 2026 Year-to-Date Highlights (Comparative to June 2025 Year-to-Date) Total DepositsTotal Assets Total Loans Net Income $74.7 billion +$5.7 billion or 8% $55.7 billion +$4.6 billion or 9% $61.1 billion +$5.3 billion or 10% $461.1 million +$76.5 million or 20% BV / TBV Net Interest Income Net Interest Margin $1.2 billion +$103.2 million or 10% (non-GAAP) $92.13 +$10.27 $671.6 million +$105.3 million or 19% Diluted EPS $6.52 +$1.05 or 19% June 2026 Year-to-Date Takeaways 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix (GAAP) $105.26 +$9.83 (non-GAAP) 3.54% -1 bp (GAAP) 3.52% -1 bp

ORGANIZATION NAME 5 Q2 2026 Highlights (Comparative to Q1 2026) • Record quarterly net income of $233.7 million • Q2 2026 net interest margin (non-GAAP) of 3.52% was four basis points lower than the prior quarter and remains within our expected range • Total loans increased by approximately $1.6 billion, or 12% annualized, and was driven by growth across all major loan categories, including seasonally higher PFR - Property and Casualty Insurance • Total deposits increased by approximately $2.2 billion, or 15% annualized, and was driven by our diversified customer base and product offerings Pre-Tax, Pre-Provision1 Diversified Balance Sheet Total DepositsTotal Assets Total Loans Net Income $74.7 billion +$2.5 billion $55.7 billion +$1.6 billion $61.1 billion +$2.2 billion $233.7 million +$6.3 million Strong Credit Quality • Non-performing loans totaled $179.3 million and comprised 0.32% of total loans at June 30, 2026 • Allowance for credit losses on total core loans was 1.24% at June 30, 2026 • Net charge-offs of 10 basis points in the second quarter of 2026, compared to 14 basis points in the first quarter of 2026 Efficiency RatioReturn on Assets ROE / ROTCE 1.30% -2 bps (GAAP) 53.96% +31 bps $341.1 million +$10.6 million Diluted EPS $3.30 +$0.08 Stable Margin Supports Earnings (non-GAAP) 53.76% +31 bps (GAAP) 12.82% +6 bps (non-GAAP) 14.91% +2 bps 1 Pre-tax income, excluding provision for credit losses (non-GAAP) – See non-GAAP reconciliation in the Appendix

ORGANIZATION NAME 6 $195.5 $227.4 $233.7 1.19% 1.32% 1.30% Net Income ROA Q2 2025 Q1 2026 Q2 2026 Record Quarterly Net Income $2.78 $3.22 $3.30 Diluted EPS Q2 2025 Q1 2026 Q2 2026 $289.3 $330.5 $341.1 Pre-Tax Income, excluding Provision for Credit Losses (non-GAAP) Q2 2025 Q1 2026 Q2 2026 ($ in Millions) Q2 2026 Highlights Earnings Summary Differentiated, highly diversified and sustainable business model • Record quarterly net income of $233.7 million supported by strong loan and deposit growth and a stable net interest margin • Q2 2026 pre-tax income, excluding provision for credit losses (non- GAAP) totaled $341.1 million as compared to $330.5 million in the first quarter of 2026, a record for the Company Record Quarterly Pre-Tax Income, Excluding Provision for Credit Losses ($ in Millions) Consistent Earnings Growth

ORGANIZATION NAME 7 • Loan growth during the second quarter totaled $1.6 billion, or 12% on an annualized basis • Strong loan growth driven by increases across all major categories, including seasonally higher PFR - Property and Casualty Insurance • Year-over-year loan growth of 9% driven by robust organic growth 33% 26% 15% 17% 8% 1% Commercial Commercial Real Estate PFR - Property and Casualty Insurance PFR - Life Insurance Residential Real Estate All Other Loans $54,071 $518 $108 $78 $722 $116 $42 $55,655 3/31/2026 Commercial Commercial Real Estate Residential Real Estate PFR - Property and Casualty Insurance PFR - Life Insurance All Other Loans 6/30/2026 $51.0 $54.1 $55.7 6.48% 6.14% 6.07% Total Loans Average Total Loan Yield 6/30/2025 3/31/2026 6/30/2026 Loan Growth Across All Major Loan Categories ($ in Millions) Diversified Loan Mix (as of 6/30/2026) Robust Organic Loan Growth in the Second Quarter ($ in Billions) Loan Portfolio Diversified loan portfolio drives consistent growth Highlights

ORGANIZATION NAME 8 $55.8 $58.9 $61.1 3.14% 2.74% 2.74% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 6/30/2025 3/31/2026 6/30/2026 $58,914 $(316) $1,369 $1,085 $755 $(666) $61,141 3/31/2026 Non- Interest- Bearing Money Market CDs NOW and Interest- Bearing Demand Deposits Other Interest- Bearing 6/30/2026 Deposit Portfolio Enviable core deposit franchise in Chicago, Milwaukee and Grand Rapids market areas Strong Deposit Growth in the Second Quarter • Second quarter deposit growth totaling $2.2 billion or 15% annualized • Year-over-year deposit growth of $5.3 billion, or 10%, was supported by strong organic growth and market share gains in our key markets • Growth across a wide range of deposit products highlights our strong deposit franchise Highlights ($ in Millions) ($ in Billions) Quarterly Growth Primarily from Money Market Products and CDs 1 Includes Savings and Wealth Management Deposits which represent deposit balances of the Company’s subsidiary banks from brokerage customers of Wintrust Investments, Chicago Deferred Exchange Company, LLC (“CDEC”), and trust and asset management customers of the Company. 1 Deposit Beta Chart Pending 5.00% 4.50% 4.25% 3.75%3.72% 3.39% 3.15% 2.90% 2.93% 2.68% 2.54% 2.33% Fed Funds Upper Target Interest-Bearing Deposit Rate Total Deposit Rate 9/30/2024 12/31/2024 9/30/2025 12/31/2025 5.50% 5.00% 4.50% 4.50% 4.50% 4.25% 3.75% 3.75% 3.75%3.73% 3.72% 3.39% 3.16% 3.14% 3.15% 2.90% 2.74% 2.74% 2.93% 2.94% 2.68% 2.51% 2.51% 2.54% 2.33% 2.21% 2.21% Ending Fed Funds Rate Upper Bound Average Interest-Bearing Deposit Rate Average Total Deposit Rate 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 6/30/2026 Deposit Betas Interest-Bearing Deposit Beta: 57% Total Deposit Beta: 41% Strategically Repriced Deposits Throughout the Fed Easing Cycle

ORGANIZATION NAME 9 $7.6 $3.2 $0.1 Available-for-Sale Held-to-Maturity Other Continued Year-over-Year Growth in CET1Stable Capital Levels Strategically Balanced Investment Portfolio (as of 6/30/2026) ($ in Billions) Capital/Liquidity Capital levels are well in excess of regulatory thresholds 10.0% 10.4% 10.4% 6/30/2025 3/31/2026 6/30/2026 10.0% 10.4% 10.4% 11.5% 11.1% 11.1% 13.0% 12.6% 12.4% 10.2% 9.8% 9.8% CET1 Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio 6/30/2025 3/31/2026 6/30/2026 Total Investment Portfolio Yield (Q2 '26): 3.94% Duration: 5.8 Years $10.9 Highlights 1Ratios for Q2 2026 are estimated 2Q2 2025 capital levels impacted by Preferred Series D and E not redeemed until Q3 2025 1 1 • The Company's capital levels are well in excess of regulatory thresholds and improving despite strong loan growth • Investment portfolio at 15% of total assets as of June 30, 2026 Pending 222

ORGANIZATION NAME 10 $4.11 $5.50 $6.03 $6.19 $7.08 $9.03 $11.65 $14.84 $16.07 $17.28 $18.97 $19.02 $20.78 $23.22 $25.80 $26.72 $29.28 $29.93 $32.45 $33.17 $37.08 $41.68 $44.67 $49.70 $53.23 $59.64 $61.00 $70.33 $75.39 $88.66 $92.13 Tangible Book Value Per Common Share (non-GAAP) 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 6/30 /20 26 Tangible Book Value Per Common Share (non-GAAP) Wintrust has grown TBV Per Common Share every year since going public in 1996, and increased TBV Per Common Share to $92.13 as of June 30, 2026

ORGANIZATION NAME 11 Total Shareholder Return Wintrust's commitment to growing shareholder value is exemplified by consistently outperforming the KBW Nasdaq Regional Banking Total Return Index (KRXTR) Total Shareholder Return of WTFC Compared to KRXTR (1-Year) 100% 131% 129% WTFC KRXTR 6/30 /20 25 6/30 /20 26 80% 100% 120% 140% Total Shareholder Return of WTFC Compared to KRXTR (3-Year) 100% 138% 176% 229% 118% 143% 185% WTFC KRXTR 6/30 /20 23 6/30 /20 24 6/30 /20 25 6/30 /20 26 50% 100% 150% 200% 250% Total Shareholder Return of WTFC Compared to KRXTR (5-Year) 100% 108% 100% 136% 172% 223% 92% 77% 91% 110% 142% WTFC KRXTR 6/30 /20 21 6/30 /20 22 6/30 /20 23 6/30 /20 24 6/30 /20 25 6/30 /20 26 0% 50% 100% 150% 200% 250% 300% Total Shareholder Return of WTFC Compared to KRXTR (10-Year) 100% 151% 173% 147% 91% 156% 168% 156% 210% 263% 339% 136% 149% 134% 100% 171% 157% 131% 155% 187% 242% WTFC KRXTR 6/30 /20 16 6/30 /20 17 6/30 /20 18 6/30 /20 19 6/30 /20 20 6/30 /20 21 6/30 /20 22 6/30 /20 23 6/30 /20 24 6/30 /20 25 6/30 /20 26 50% 100% 150% 200% 250% 300% 350% * Data Source: S&P Capital IQ

ORGANIZATION NAME 12 As of June 30, 2026 • Collars Weighted Average Cap Rate: 3.70% • Collars Weighted Average Floor Rate: 2.21% • Receive Fixed Swaps Weighted Average Rate: 3.84% • Interest Rate Floor Weighted Average Strike Rate: 2.50% $6.90 $6.65 $5.85 $6.05 $6.05 $4.70 $4.45 $4.15 $4.35 $4.35 $1.75 $1.75 $1.25 $1.25 $1.25 $0.45 $0.45 $0.45 $0.45 $0.45 Received Fixed Swaps Costless Collars Interest Rate Floor 6/30/2026 9/30/2026 12/31/2026 3/31/2027 6/30/2027 $546.7 $579.0 $597.4 3.54% 3.56% 3.52% Net Interest Income NIM, fully taxable-equivalent (non-GAAP) 6/30/2025 3/31/2026 6/30/2026 Net Interest Margin/Income Net interest margin within guidance range; coupled with strong earning asset growth generated net interest income growth Record Net Interest Income in Q2 2026 Derivatives Held by the Company as of June 30, 2026 that Hedge the Cash Flows of Variable Rate Loans1 ($ in Billions) ($ in Millions) Highlights 1 Balances shown represent the notional amount of cash flow hedging derivatives that are effective as of the dates presented. Reference the Appendix for the complete derivative schedule As of December 31, 2025 Collars Weighted Average Cap Rate: 3.70% Collars Weighted Average Floor Rate: 2.21% Receive Fixed Swaps Weighted Average Rate: 3.82% Interest Rate Floor Weighted Average Strike Rate: 2.50% • We are well-positioned for strong financial performance as we expect the combination of a stable net interest margin and balance sheet growth to result in strong net interest income growth through 2026 • Hedging activities help manage our interest rate risk. We anticipate that the repricing of variable rate loans and cash is substantially offset by the impact of hedges and deposit rate changes • We believe we are well-positioned for strong financial performance as we expect the combination of a stable net interest margin and balance sheet growth to result in strong net interest income growth through 2026 • Hedging activities help manage our interest rate risk. We anticipate that the repricing of variable rate loans and cash is substantially offset by the impact of hedges and deposit rate changes Pending

ORGANIZATION NAME 13 $36.8 $42.1 $39.9 $44.3 $45.9 $49.7 Total Wealth Management Revenue Client Assets Under Administration ($ in billions) Q2 2025 Q1 2026 Q2 2026 Non-Interest Income Diversified fee businesses supported growth in non-interest income levels despite challenging mortgage environment Wealth Management Revenue Improvement Year-Over-Year $124.1 $134.1 $141.3 $36.8 $42.1 $39.9 $15.2 $19.2 $18.8 $19.5 $21.0 $21.2 $29.4 $28.4 $34.0 $23.2 $23.4 $27.4 Wealth Management Operating Lease Income, net Service Charges on Deposits Other ; incl. Call Option Income Mortgage Banking Q2 2025 Q1 2026 Q2 2026 $681.5 $594.0 $834.9 $523.8 $441.7 $660.3 $157.7 $152.3 $174.6 Retail Originations Veterans First Originations Q2 2025 Q1 2026 Q2 2026 Increase in Mortgage Originations for Sale Driven by Stronger Production Volume Amid Improved Market Activity MSRs Effectively Hedged to Moderate Impact to Fair Value Year-over-Year Increase Across All Major Categories 1 ($ in Millions) ($ in Millions) % of MSRs to Loans Serviced for Others Q2 2025 Q1 2026 Q2 2026 1.55% 1.56% 1.59% $193.1 $195.3 $201.9 $12,471 $12,535 $12,670 MSRs, at fair value Loans Serviced for Others Q2 2025 Q1 2026 Q2 2026 ($ in Millions) ($ in Millions) 1 Other - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/(Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous Pending Pending

ORGANIZATION NAME 14 • The Non-interest expense totaled $397.5 million in the second quarter of 2026, increasing $14.9 million, compared to $382.6 million in the first quarter of 2026 • The increase was attributable to seasonally higher advertising and marketing expenses, and higher commissions and incentives expense, partially offset by the reversal of FDIC special assessment • Non-interest expense totaled $397.5 million in the second quarter of 2026, decreasing $1.9 million, compared to $382.6 million in the first quarter of 2026 • The decrease was primarily due to lower travel and entertainment expenses, along with decreased advertising and marketing, reflecting typical first-quarter seasonality Non-Interest Expense We continue to manage our expenses in line with company growth Quarterly Increase Primarily Driven by Commissions and Incentives Efficiency Ratio Remained Consistent Quarter-Over-Quarter Strong Asset Growth Coupled With Prudent Expense Management $219.5 $228.5 $234.1 $123.2 $129.1 $129.9 $55.9 $57.4 $62.4 $40.5 $42.0 $41.8 Salaries Commissions and Incentive Compensation Benefits Q2 2025 Q1 2026 Q2 2026 56.68% 53.45% 53.76% Efficiency Ratio (non-GAAP) Q2 2025 Q1 2026 Q2 2026 $45.1 $50.1 $52.9 $56.3 $64.9 $71.1 $74.7 2.51% 2.42% 2.33% 2.45% 2.36% 2.26% 2.21% Total Assets Non-Interest Expense as a % of Average Assets FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 6/30/2026 ($ in Millions) ($ in Billions) Highlights

ORGANIZATION NAME 15 $471.6 $10.0 $(0.4) $481.2 3/31/2026 Portfolio Changes Macroeconomic Scenario 6/30/2026 $13.3 $18.4 $13.4 $22.2 $29.6 $23.1 0.11% 0.14% 0.10% NCOs Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q2 2025 Q1 2026 Q2 2026 $188.8 $182.7 $179.3 $143.7 $133.0 $135.2 $45.1 $49.7 $44.1 0.37% 0.34% 0.32% NPLs as a % of Total Loans PFR - Life and Commercial NPLs Commercial, CRE and Other NPLs 6/30/2025 3/31/2026 6/30/2026 $52,479 $53,961 Q1 2026 Q2 2026 $959 $1,034 Q1 2026 Q2 2026 $633 $660 Q1 2026 Q2 2026 Pass and Loans Guaranteed1 Special Mention Substandard2 1 Pass and Loans Guaranteed: Includes early buy-out loans guaranteed by U.S. government agencies 2 Substandard: Substandard includes Substandard Accrual and Substandard Nonaccrual/Doubtful 97% 97% 2% 2% 1% 1% Credit Quality Diversified business lines and strong credit management support stable credit quality Low and Consistent Levels of Non-Performing Loans ($ in Millions) ($ in Millions) Special Mention and Substandard Percentages Remained Stable Quarter over Quarter ($ in Millions) Allowance For Credit Losses Quarter over Quarter ($ in Millions) 3 Portfolio Changes: Includes new volume and run-off, changes in credit quality, shifts in segmentation mix, impact of net charge-offs, and changes in qualitative factors 3 Provision Remains Stable Pending Pending

ORGANIZATION NAME 16 0.25% 0.40% 0.45% 0.41% 0.46% 0.48% 0.34% 0.51% 0.29% 0.34% 0.39% 0.81% 1.58% 1.74% 1.52% 1.30% 1.03% 0.85% 0.62% 0.56% 0.50% 0.47% 0.44% 0.36% 0.32% 0.16% 0.21% 0.27% 0.30% 0.29% 0.26% NPA/TA 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 6/30 /20 26 1Q2 2024 is a Preliminary Number Non-Performing Assets to Total Assets NPAs continue to remain historically lowCurrent Quarter is hardcoded due to format

ORGANIZATION NAME 17 • Increase in allowance for credit losses driven by portfolio changes, primarily due to changes in credit quality and new volume • Coverage across all portfolios remains stable to protect against downside risks in an uncertain macroeconomic environment Prior Year is not included in the spreadsheet. The Prior Year for All charts are Hardcoded $51.0 $54.1 $55.7 0.90% 0.87% 0.86% Total Loan Period End Balance Allowance as a % of Total Loans 6/30/2025 3/31/2026 6/30/2026 $29.9 $32.1 $32.7 1.37% 1.27% 1.24% Core Loan Period End Balance Allowance as a % of Category 6/30/2025 3/31/2026 6/30/2026 $21.1 $22.0 $22.9 0.22% 0.28% 0.32% Niche Loan Period End Balance Allowance as a % of Category 6/30/2025 3/31/2026 6/30/2026 Credit Quality - Allowance for Credit Losses The Company remains well-reserved Consistently Well-Reserved Across Our Core1 Loan PortfolioAppropriate Allowance Coverage on Total Loan Portfolio ($ in Billions) ($ in Billions) Allowance Provides Proper Coverage due to Minimal Historic Losses in Niche1 Portfolio ($ in Billions) 1 Niche Loans consists of: Franchise, Mortgage warehouse lines of credit, Community Advantage - homeowners association, Insurance agency lending, Premium Finance receivables, and Consumer and other. All other loans are considered Core 1 1 Manual Input - All Data comes from Mike Reiser Q2 2026 Highlights Pending

ORGANIZATION NAME 18 $194.6 $211.0 $234.8 1.19% 1.19% 1.28% Calculated Allowance Allowance as a % of Category 6/30/2025 3/31/2026 6/30/2026 $80.9 $87.8 $90.6 0.49% 0.49% 0.50% NPLs NPL as a % of Category 6/30/2025 3/31/2026 6/30/2026 $16,387 $17,763 $18,281 0.11% 0.17% 0.20% Period End Balance Net Charge-Off Ratio (Annualized) 6/30/2025 3/31/2026 6/30/2026 43% 9% 5% 17% 7% 10% 3% 6% Commercial and industrial Asset-based lending Municipal Leases Franchise Mortgage warehouse lines of credit Community Advantage - HOA Insurance agency lending Credit Quality - Commercial Loans Diversified portfolio with low net charge-offs Stable and Manageable Levels of Non-Performing Commercial LoansSteady Loan Growth Coupled with Proactive Credit Management ($ in Millions) ($ in Millions) Allowance Provides Appropriate Coverage Commercial Loan Composition (as of 6/30/2026) ($ in Millions) Prior Year is not included in the spreadsheet. The Prior Year for bottom left chart is Hardcoded

ORGANIZATION NAME 19 $224.4 $224.9 $209.9 1.69% 1.59% 1.47% Calculated Allowance Allowance as a % of Category 6/30/2025 3/31/2026 6/30/2026 $13,292 $14,162 $14,271 0.17% 0.21% 0.02% Period End Balance Net Charge-Off Ratio (Annualized) 6/30/2025 3/31/2026 6/30/2026 $32.8 $16.8 $17.2 0.25% 0.12% 0.12% NPLs NPL as a % of Category 6/30/2025 3/31/2026 6/30/2026 23% 24% 17% 13% 11% 10% 2% Multi-family Industrial Commercial and Residential construction Mixed use and other Office Retail Land Credit Quality - Commercial Real Estate Loans Well-diversified portfolio with a majority of its exposure in stabilized, income producing properties Continued Low Levels of NPLs in Q2 2026 Solid Growth in Portfolio with Modest Levels of Net Charge-offs ($ in Millions) ($ in Millions) Commercial Real Estate Loan Composition (as of 6/30/2026) ($ in Millions) Allowance Continues to Provide Appropriate Coverage Prior Year is not included in the spreadsheet. The Prior Year for bottom left chart is Hardcoded

ORGANIZATION NAME 20 $0.3 $0.0 $0.0 0.00% 0.00% 0.00% NPLs NPL as a % of Category 6/30/2025 3/31/2026 6/30/2026 $9,128 $2,160 Cash Surrender Value Other $8,507 $9,196 $9,313 0.00% 0.00% 0.00% Period End Balance Net Charge-Off Ratio (Annualized) 6/30/2025 3/31/2026 6/30/2026 1 Loan Collateral reported at actual values versus credit advance rate 2 Collateral Coverage is calculated by dividing Total Loan Collateral (Undiscounted) by Total Loan Portfolio Balance 5% 74% 5% 16% Annuity Brokerage Account Certificate of Deposit Letters of Credit OtherCollateral Coverage2 of 121% Pristine Low Levels of Non-Performing LoansConsistent Growth with Stellar Credit Quality ($ in Millions) ($ in Millions) Total Loan Collateral1 by Type (as of 6/30/2026) "Other" Loan Collateral1 by Type (as of 6/30/2026) ($ in Millions) Credit Quality Premium Finance Receivable - Life Insurance Life insurance portfolio remains steady and has continued to demonstrate exceptional credit quality and no charge-offs

ORGANIZATION NAME 21 Consistent Low Level of Non-Performing LoansStrong Seasonal Growth in Q2 2026, Consistent with Prior Years $8,323 $7,890 $8,612 0.16% 0.20% 0.16% Period End Balance Net Charge-Off Ratio (Annualized) 6/30/2025 3/31/2026 6/30/2026 $5,397 $4,553 $5,368 Originations Q2 2025 Q1 2026 Q2 2026 $44.8 $49.7 $44.1 0.54% 0.63% 0.51% NPLs NPL as a % of Category 6/30/2025 3/31/2026 6/30/2026 $4,108 $2,752 $1,443 $309 Current Premium Finance Receivables - Property and Casualty Insurance Loan Balances Projected to Mature Based on Modeled Contractual Cash Flows ≤ 3 Months 4-6 Months 7-9 Months > 9 months Premium Finance Receivables - Property and Casualty Insurance Steady year-over-year growth in portfolio with solid credit quality ($ in Millions) ($ in Millions) Projected Repayments Seasonally Higher Origination Volume ($ in Millions) ($ in Millions) Manual Input - Data comes from Mark B Manual Input - Data comes from Thanos Polyzois and Matt for Canada Pending

ORGANIZATION NAME 22 Mortgage Credit, 57% Business Credit, 14% Private Equity Funds, 9% Other NDFI Loans, 20% • Warehouse lines of credit primarily to large well-capitalized residential mortgage originators • Secured primarily by first mortgages with committed investors • XXXX • XXX Non-Depository Financial Institutions (NDFI) Lending (as of 6/30/2026) NDFI lending represents a conservative 6% of the total loan portfolio in low risk sectors NDFI Loan Portfolio Breakdown ($ in Millions) $295 $464 $664 $1,898 Highlights $3,321 Mortgage Credit • NDFI Loans represent approximately 6% of the total loan portfolio as of June 30, 2026 • The majority of the portfolio consists of Mortgage Credit loans which are warehouse lines of credit secured primarily by first mortgages Q2 2026 Takeaways Business Credit Private Equity Funds Other NDFI Loans • Comprises mainly loans to well established leasing companies • Loans to private credit lenders limited to less than $50mm • No exposure to Business Development Companies (BDCs) • Subscription lines to private equity, private credit, and CRE investment funds • Short term loans repaid by investor contributions from institutional funds, pension funds, insurance companies, and high net worth individuals • Consists of diverse pool of financial service entities including broker dealers, RIAs, insurance companies, and captive finance companies associated with commercial borrowers 1 NDFI balance is an estimate pending the filing of Wintrust Financial Corporation's FRY-9C. 1 Pending

ORGANIZATION NAME Appendix

ORGANIZATION NAME 24 Hedging activities had a one basis point favorable impact to our Q2 2026 NIM, unchanged from the one basis point favorable impact to our Q1 2026 NIM. These derivatives moderate our interest rate sensitivity and serve the purpose of stabilizing net interest income performance across various interest rate scenarios. Hedge Type Effective Date Notional Maturity Date Cap Rate Floor Rate Swap Rate Costless Collar 10/1/2022 $0.50B 10/1/2026 4.32% 2.75% N/A Costless Collar 9/1/2022 $1.25B 9/1/2027 3.45% 2.00% N/A Costless Collar Total $1.75B Interest Rate Floor 9/15/2025 $0.20B 9/15/2028 N/A 2.50% N/A Interest Rate Floor 12/1/2025 $0.25B 12/1/2029 N/A 2.50% N/A Interest Rate Floor Total $0.45B Receive Fixed Swap 4/1/2023 $0.25B 7/1/2026 N/A N/A 4.45% Receive Fixed Swap 1/31/2023 $0.50B 12/31/2026 N/A N/A 3.51% Receive Fixed Swap 2/1/2023 $0.25B 2/1/2027 N/A N/A 3.45% Receive Fixed Swap 4/1/2023 $0.25B 7/1/2027 N/A N/A 4.15% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.53% Receive Fixed Swap 3/1/2023 $0.25B 3/1/2028 N/A N/A 3.75% Receive Fixed Swap 10/1/2024 $0.35B 10/1/2029 N/A N/A 3.99% Receive Fixed Swap 11/1/2024 $0.35B 11/1/2029 N/A N/A 4.25% Receive Fixed Swap 11/1/2025 $0.25B 11/1/2029 N/A N/A 3.30% Receive Fixed Swap 11/1/2025 $0.25B 11/1/2030 N/A N/A 3.55% Receive Fixed Swap 11/1/2025 $0.25B 11/1/2030 N/A N/A 3.82% Receive Fixed Swap 2/1/2026 $0.25B 2/1/2031 N/A N/A 3.95% Receive Fixed Swap 2/1/2026 $0.25B 2/1/2031 N/A N/A 4.25% Receive Fixed Swap 4/1/2026 $0.25B 4/1/2031 N/A N/A 3.69% Receive Fixed Swap 6/1/2026 $0.25B 6/1/2031 N/A N/A 3.79% Receive Fixed Swap 6/1/2026 $0.25B 6/1/2031 N/A N/A 3.90% Receive Fixed Swap 10/1/2026 $0.20B 10/1/2031 N/A N/A 3.38% Receive Fixed Swap 6/1/2026 $0.25B 12/1/2031 N/A N/A 4.00% Receive Fixed Swap 3/1/2027 $0.25B 3/1/2032 N/A N/A 3.43% Receive Fixed Swap 3/1/2027 $0.20B 3/1/2032 N/A N/A 3.60% Received Fixed Swap Total $5.35B Below are the details of the derivatives entered by the Company as of June 30, 2026. These derivatives hedge the cash flows of variable rate loans that reprice monthly based on one-month term SOFR. Hedge Strategy Update Use of Hedges to Stabilize NIM and Mitigate Potential Negative Impacts of Falling Rates Pending

ORGANIZATION NAME 25 $377.1 $282.5 $309.5 $270.8 $217.1 $150.3$133.9 $158.8 $192.5 $153.0 $115.5 $45.4 Total CRE Office Non-Medical Non Owner-Occupied <$2M $2M-$5M $5M-$10M $10M-$15M $15M-$20M >=$20M Chicago CBD, 8% Other CBD, 9% Suburban, 83% CRE Office Portfolio Geography CRE Office Portfolio (as of 6/30/2026) CRE office represents a minimal percentage of the total loan portfolio Medical Non Owner- Occupied, 33% Medical Owner Occupied, 2% Non-Medical Owner- Occupied, 15% Non-Medical Non Owner- Occupied, 50% 1Chicago CBD includes the following zip codes: 60601, 60602, 60603, 60604, 60605, 60606, 60607, 60610, 60611, 60654, 60661 2Other CBD includes the following metropolitan areas: Milwaukee, Boulder, Orlando, Saint Paul, Columbus, Cincinnati, San Antonio 1 2 $1,334.4 $137.0 $135.9 $799.1 $248.1 $525.5 263898 90 52 43 26 21 12 7 5 Number of Loans Per Category ($ in Millions) CRE Office Portfolio Composition Granularity of CRE Office Portfolio by Loan Size ($ in Millions) ($ in Millions) Portfolio Characteristics As of 3/31/2026 As of 6/30/2026 Balance ($ in Millions) $1,652 $1,607 CRE office as a % to Total CRE 11.67% 11.26% CRE office as a % to Total Loans 3.06% 2.89% Average Size of Loan ($ in Millions) $1.5 $1.5 Non-Performing Loan (NPL) Ratio 0.62% 0.64% Loans Still Accruing that are 30-89 Days Past Due Ratio 0.19% 1.49% Owner Occupied or Medical % 50% 50% $34.6 Manual Input - Data Comes from Mario's Team Chicago CBD $ 158.8 Other CBD $ 168.9 Suburban $ 1,360.9 Total $ 1,688.6 2 13 Considering Removing This Slide and Adding to Earnings Playbook for Exec Reference Pending

261Geographic Diversification: primary business location utilized to estimate geographic diversification, which can mean the following locations types were used: collateral location, customer business location, customer home address and customer billing address States/Jurisdictions that individually comprise 1% or less of the Total Loan Portfolio shaded light blue Loan Portfolio Highly diversified portfolio across U.S Loan Portfolio - Geographic Diversification1 (as of 6/30/2026) 31% 8% 7% 6% 4% 4% 3% 2% 2% 2% 3% 2%Canada: Total Loan Portfolio Primary Geographic Region Commercial: Commercial, industrial and other Midwest Leasing Nationwide Franchise Lending Nationwide Commercial real estate Construction and development Midwest Non-construction Midwest Home equity Midwest Residential Real Estate Midwest Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Midwest 4% 2% 2% New Image Pending Pending 2%

ORGANIZATION NAME 27 Illinois Market1 (Sorted by 2025 Market Share Data) 2023 2024 2025 JPMorgan Chase 22.5% 20.1% 20.1% BMO Bank 17.1% 18.9% 18.3% Wintrust Financial Corporation 7.6% 8.0% 8.6% Bank of America 9.2% 8.3% 7.9% CIBC Bank USA 6.8% 7.3% 7.7% The Northern Trust Company 4.9% 6.0% 6.4% Fifth Third Bank 4.8% 4.8% 4.3% PNC Bank 3.1% 3.2% 3.3% Old National Bank 2.5% 2.5% 2.8% U.S. Bank 2.7% 2.5% 2.5% Deposit Market Share in the Markets We Serve Wintrust serves over 300,000 consumer banking households and 50,000 commercial middle market and small business clients Wisconsin Market3 (Sorted by 2025 Market Share Data) 2023 2024 2025 U.S. Bank 27.5% 24.0% 25.2% BMO Harris Bank 13.8% 14.7% 13.1% Associated Bank 9.3% 9.9% 10.0% JPMorgan Chase 10.1% 9.7% 9.6% Johnson Bank 3.9% 4.0% 4.1% Wintrust Financial Corporation 2.9% 3.4% 3.5% First Business Bank 2.0% 2.4% 2.7% Old National Bank 2.0% 2.3% 2.4% Lake Ridge Bank 1.9% 2.2% 2.2% Wells Fargo 2.3% 2.3% 2.0% Michigan Market2 (Sorted by 2025 Market Share Data) 2023 2024 2025 Huntington 19.6% 19.5% 18.3% Fifth Third Bank 19.5% 19.6% 17.2% Northpointe Bank 10.4% 11.1% 14.2% Wintrust Financial Corporation 8.0% 7.8% 9.3% JPMorgan Chase 10.2% 9.9% 9.0% Mercantile Bank 6.1% 6.3% 6.7% PNC Bank 3.8% 3.1% 3.0% West Michigan Community Bank 2.7% 2.9% 2.9% Independent Bank 3.2% 3.0% 2.9% ChoiceOne Bank 2.6% 2.6% 2.7% 1Illinois market is defined by Cook, DuPage, Kane, Lake, McHenry, Will and Winnebago counties 2Michigan market is defined by Allegan, Kent, and Ottawa counties Wintrust Midwest Branch Locations 4 3Wisconsin market is defined by Dane, Kenosha, Milwaukee, Ozaukee, Racine, Rock, Walworth and Waukesha counties 4Indiana market is defined by Lake county; Wintrust market share approx. 1.43% Data Source: Federal Deposit Insurance Corporation as of June 30th of each year

ORGANIZATION NAME 28 Glossary Abbreviation Definition AUA Assets Under Administration BOLI Bank Owned Life Insurance BP Basis Point BV Book Value per Common Share CBD Central Business District CET1 Ratio Common Equity Tier 1 Capital Ratio CRE Commercial Real Estate Diluted EPS Net Income per Common Share - Diluted FDIC Federal Deposit Insurance Corporation GAAP Generally Accepted Accounting Principles HOA Homeowners Association Interest Bearing Cash Total Interest-Bearing Deposits with Banks, Securities Purchased under Resale Agreements and Cash Equivalents MSA Metropolitan Statistical Area MSR Mortgage Servicing Right NCO Net Charge Off NDFI Non-Depository Financial Institutions NII Net Interest Income NIM Net Interest Margin Non-GAAP For non-GAAP metrics, see the reconciliation in the Appendix NPA Non-Performing Asset NPL Non-Performing Loan OREO Other Real Estate Owned PFR Premium Finance Receivables PTPP Pre-Tax, Pre-Provision Income RIA Registered Investment Adviser ROA Return on Assets ROE Return on Average Common Equity ROTCE Return on Average Tangible Common Equity RWA Risk-Weighted Asset SOFR Secured Overnight Financing Rate TA Total Assets TBV Tangible Book Value TBVPCS Tangible Book Value Per Common Share

ORGANIZATION NAME 29 Three Months Ended Six Months Ended Reconciliation of non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands): June 30, March 31, December 31, September 30, June 30, June 30, June 30, 2026 2026 2025 2025 2025 2026 2025 (A) Interest Income (GAAP) $ 961,412 $ 927,560 $ 956,326 $ 963,834 $ 920,908 $ 1,888,972 $ 1,807,873 Taxable-equivalent adjustment: - Loans 2,111 2,026 2,134 2,154 2,200 4,137 4,406 - Liquidity Management Assets 630 586 661 675 680 1,216 1,370 - Other Earning Assets — — — — — — 3 (B) Interest Income (non-GAAP) $ 964,153 $ 930,172 $ 959,121 $ 966,663 $ 923,788 $ 1,894,325 $ 1,813,652 (C) Interest Expense (GAAP) 364,046 348,536 372,452 396,824 374,214 712,582 734,705 (D) Net Interest Income (GAAP) (A minus C) 597,366 579,024 583,874 567,010 546,694 1,176,390 1,073,168 (E) Net Interest Income (non-GAAP) (B minus C) 600,107 581,636 586,669 569,839 549,574 1,181,743 1,078,947 Net interest margin (GAAP) 3.50% 3.54% 3.52% 3.48% 3.52% 3.52% 3.53 % Net interest margin, fully taxable-equivalent (non-GAAP) 3.52% 3.56% 3.54% 3.50% 3.54% 3.54% 3.55% (F) Non-interest income $ 141,269 $ 134,142 $ 130,390 $ 130,827 $ 124,089 $ 275,411 $ 240,723 (G) Gains (losses) on investment securities, net 1,845 (31) 1,505 2,972 650 1,814 3,846 (H) Non-interest expense 397,537 382,632 384,453 380,028 381,461 780,169 747,551 Efficiency ratio (H/(D+F-G)) 53.96% 53.65% 53.94% 54.69% 56.92% 53.81% 57.06 % Efficiency ratio (non-GAAP) (H/(E+F-G)) 53.76% 53.45% 53.73% 54.47% 56.68% 53.61% 56.81 % The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Reconciliation of non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands): Income before taxes $ 317,964 $ 300,940 $ 302,223 $ 296,041 $ 267,088 $ 618,904 $ 520,143 Add: Provision for credit losses 23,134 29,594 27,588 21,768 22,234 52,728 46,197 Pre-tax income, excluding provision for credit losses (non- GAAP) $ 341,098 $ 330,534 $ 329,811 $ 317,809 $ 289,322 $ 671,632 $ 566,340 Non-GAAP Reconciliation

ORGANIZATION NAME 30 Non-GAAP Reconciliation Three Months Ended Six Months Ended Reconciliation of non-GAAP Return on Average Tangible Common Equity ($ in Thousands): June 30, March 31, December 31, September 30, June 30, June 30, June 30, 2026 2026 2025 2025 2025 2026 2025 (N) Net income applicable to common shares $ 225,326 $ 219,021 $ 214,657 $ 188,913 $ 188,536 $ 444,347 $ 370,584 Add: Intangible asset amortization 4,921 4,958 4,999 5,196 5,580 9,879 11,198 Less: Tax effect of intangible asset amortization (1,304) (1,210) (1,310) (1,403) (1,495) (2,519) (2,923) After-tax intangible asset amortization $ 3,617 $ 3,748 $ 3,689 $ 3,793 $ 4,085 $ 7,360 $ 8,275 (O) Tangible net income applicable to common shares (non-GAAP) $ 228,943 $ 222,769 $ 218,346 $ 192,706 $ 192,621 $ 451,707 $ 378,859 Total average shareholders’ equity $ 7,474,449 $ 7,387,713 $ 7,166,608 $ 6,955,543 $ 6,862,040 $ 7,431,321 $ 6,662,598 Less: Average preferred stock (425,000) (425,000) (425,000) (483,288) (599,313) (425,000) (506,423) (P) Total average common shareholders’ equity $ 7,049,449 $ 6,962,713 $ 6,741,608 $ 6,472,255 $ 6,262,727 $ 7,006,321 $ 6,156,175 Less: Average intangible assets (889,059) (894,211) (901,022) (906,032) (910,924) (891,620) (913,483) (Q) Total average tangible common shareholders’ equity (non-GAAP) $ 6,160,390 $ 6,068,502 $ 5,840,586 $ 5,566,223 $ 5,351,803 $ 6,114,701 $ 5,242,692 Return on average common equity, annualized (N/P) 12.82% 12.76% 12.63% 11.58% 12.07% 12.79% 12.14 % Return on average tangible common equity, annualized (non-GAAP) (O/ Q) 14.91% 14.89% 14.83% 13.74% 14.44% 14.90% 14.57 % The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

ORGANIZATION NAME 31 Non-GAAP Reconciliation The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Three Months Ended Six Months Ended Reconciliation of Non-GAAP Net Income per Common Share: ($ in Thousands): June 30, March 31, December 31, September 30, June 30, June 30, June 30, 2026 2026 2025 2025 2025 2026 2025 Net income $ 233,693 $ 227,388 $ 223,024 $ 216,254 $ 195,527 $ 461,081 $ 384,566 Preferred stock dividends 8,367 8,367 8,367 13,295 6,991 16,734 13,982 Preferred stock redemption — — — 14,046 — — — (R) Net income applicable to common shares $ 225,326 $ 219,021 $ 214,657 $ 188,913 $ 188,536 $ 444,347 $ 370,584 (S) Weighted average common shares outstanding 67,434 67,246 66,970 66,952 66,931 67,341 66,829 Dilutive potential common shares 852 851 1,143 1,028 888 852 903 (T) Average common shares and dilutive common shares 68,286 68,097 68,113 67,980 67,819 68,193 67,732 Net income per common share - Basic (R/S) $3.34 $3.26 $3.21 $2.82 $2.82 $6.60 $5.55 Net income per common share - Diluted (R/T) $3.30 $3.22 $3.15 $2.78 $2.78 $6.52 $5.47 Preferred stock series F excess one-time extended first dividend $ — $ — $ — $ 4,927 $ — $ — $ — Preferred stock redemption — — — 14,046 — — — (U) Total non-recurring preferred stock offering impact (non-GAAP) $ — $ — $ — $ 18,973 $ — $ — $ — Net income per common share - Basic (non-GAAP) (R+U)/S $3.34 $3.26 $3.21 $3.11 $2.82 $6.60 $5.55 Net income per common share - Diluted (non-GAAP) (R+U)/T $3.30 $3.22 $3.15 $3.06 $2.78 $6.52 $5.47

ORGANIZATION NAME 32 Non-GAAP Reconciliation The accounting and reporting policies of Wintrust conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. Management believes that these measures and ratios provide users of the Company’s financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently. Three Months Ended Reconciliation of non-GAAP Tangible Common Equity ($'s and Shares in Thousands): June 30, March 31, December 31, September 30, June 30, 2026 2026 2025 2025 2025 Total shareholders’ equity (GAAP) $ 7,525,116 $ 7,378,100 $ 7,258,715 $ 7,045,757 $ 7,225,696 Less: Non-convertible preferred stock (GAAP) (425,000) (425,000) (425,000) (425,000) (837,500) Less: Acquisition-related intangible assets (GAAP) (885,338) (890,698) (895,959) (902,936) (908,639) (I) Total tangible common shareholders’ equity (non-GAAP) $ 6,214,778 $ 6,062,402 $ 5,937,756 $ 5,717,821 $ 5,479,557 (J) Total assets (GAAP) $ 74,668,135 $ 72,157,433 $ 71,142,046 $ 69,629,638 $ 68,983,318 Less: Acquisition-related intangible assets (GAAP) (885,338) (890,698) (895,959) (902,936) (908,639) (K) Total tangible assets (non-GAAP) $ 73,782,797 $ 71,266,735 $ 70,246,087 $ 68,726,702 $ 68,074,679 Common equity to assets ratio (GAAP) (L/J) 9.5% 9.6% 9.6% 9.5% 9.3 % Tangible common equity ratio (non-GAAP) (I/K) 8.4% 8.5% 8.5% 8.3% 8.0 % Reconciliation of non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands): Total shareholders’ equity $ 7,525,116 $ 7,378,100 $ 7,258,715 $ 7,045,757 $ 7,225,696 Less: Non-convertible preferred stock (GAAP) (425,000) (425,000) (425,000) (425,000) (837,500) (L) Total common equity $ 7,100,116 $ 6,953,100 $ 6,833,715 $ 6,620,757 $ 6,388,196 (M) Actual common shares outstanding 67,455 67,437 66,975 66,961 66,938 Book value per common share (L/M) $105.26 $103.10 $102.03 $98.87 $95.43 Tangible book value per common share (non-GAAP) (I/M) $92.13 $89.90 $88.66 $85.39 $81.86